CMBS New Issue Term Sheet

$824,792,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2003-C3
Offered Classes A-1, A-2, B, C, D and E
Certificates

Wachovia Bank, National Association,
Nomura Credit & Capital, Inc. and
Artesia Mortgage Capital Corporation

Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Lennar Partners, Inc.

Special Servicer

January 2003

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

                                                                                                                                                       Structure

                                                      Pool Characteristics

Top 10

TABLE OF CONTENTS

Transaction Structure
Structure Overview	3
Structure Schematic	4
Transaction Terms	5

Mortgage Pool Characteristics as of the Cut-Off Date
General Characteristics	8
Property Types	9
Property Location	10
Cut-Off Date Balance of Mortgage Loans	11
Mortgage Rate	12
Underwritten Debt Service Coverage Ratio	13
Cut-Off Date Loan-to-Value Ratio	14
Maturity Date or ARD Loan-to-Value Ratio	14
Original Term to Maturity or ARD	15
Remaining Term to Maturity or ARD	15
Seasoning	16
Original Amortization Term	17
Remaining Stated Amortization Term	17
Prepayment Provisions Summary	18
Prepayment Provision Based on Outstanding Principal Balance	18

Ten Largest Mortgage Loans	19
Chino Spectrum Towne Center	20
Henry Town Center	23
Residence Inn Portfolio	26
Renaissance Place	29
Big Trout Lodge Apartments	32
Marina Village West Apartments	34
Avalon Heights Apartments	36
Creek View Apartments	38
Imperial Estates/Village Park	40
Westover Hills Apartments	42

Additional Mortgage Loan Information	44

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                                                                                                                       Structure

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Fitch	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	AAA	$259,086,000	27.643%	21.375%	5.70	03/03-08/12	08/15/2012	Fixed

A-2	AAA	AAA	477,837,000	50.982%	21.375%	9.81	08/12-01/13	01/15/2013	Fixed

B	AA	AA	36,319,000	3.875%	17.500%	9.93	01/13-01/13	01/15/2013	Fixed

C	AA-	AA-	12,888,000	1.375%	16.125%	9.93	01/13-01/13	01/15/2013	Fixed

D	A	A	25,775,000	2.750%	13.375%	9.93	01/13-01/13	01/15/2013	Fixed(4)

E	A-	A-	12,887,000	1.375%	12.000%	9.93	01/13-01/13	01/15/2013	Fixed(4)

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Fitch	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

F(3)	(3)	(3)	$10,544,000		1.125%	10.875%	(3)	(3)	(3)	Fixed(4)

G(3)	(3)	(3)	12,888,000		1.375%	9.500%	(3)	(3)	(3)	Fixed(4)

H(3)	(3)	(3)	12,887,000		1.375%	8.125%	(3)	(3)	(3)	WAC(5)

J(3)	(3)	(3)	22,260,000		2.375%	5.750%	(3)	(3)	(3)	Fixed

K(3)	(3)	(3)	9,373,000		1.000%	4.750%	(3)	(3)	(3)	Fixed

L(3)	(3)	(3)	7,029,000		0.750%	4.000%	(3)	(3)	(3)	Fixed

M(3)	(3)	(3)	2,343,000		0.250%	3.750%	(3)	(3)	(3)	Fixed

N(3)	(3)	(3)	7,030,000		0.750%	3.000%	(3)	(3)	(3)	Fixed

O(3)	(3)	(3)	4,686,000		0.500%	2.500%	(3)	(3)	(3)	Fixed

P(3)	(3)	(3)	23,432,149		2.500%	0.000%	(3)	(3)	(3)	Fixed

IO-I(3)	(3)	(3)	937,264,149	(6)	N/A	N/A	N/A	N/A	(3)	Variable

IO-II(3)	(3)	(3)	890,430,000	(6)	N/A	N/A	N/A	N/A	(3)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the preliminary prospectus supplement.

(3)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4)	The Pass-Through Rate applicable to the Class D, Class E, Class F and Class G Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(5)	The Pass-Through Rate applicable to the Class H Certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such date less [ ]% per annum.

(6)	The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class IO Certificates for each distribution date will equal the rate specified in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Structure Schematic

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                                                                                                                       Structure

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED JANUARY 2003.

Issue Type	Sequential pay REMIC. Class A-1, A-2, B, C, D and E Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, February 11, 2003 (or in the case of 22 Mortgage Loans, February 1, 2003). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 130 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $937,264,149 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 130 properties (the “Mortgaged Properties”) located throughout 29 states.

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	55.8% of the Cut-Off Date Pool Balance
	Nomura Credit & Capital, Inc.	30.4% of the Cut-Off Date Pool Balance
	Artesia Mortgage Capital Corporation	13.7% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Securities, Inc., Nomura Securities International, Inc. and Banc of America Securities LLC

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

Special Servicer	Lennar Partners, Inc.

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about February 12, 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 15th day of each month, or if such 15th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in March 2003.

Determination Date	For any Distribution Date, the fourth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Transaction Terms

will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class IO-I and Class IO-II ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, payments of principal to the Class A-1 and Class A-2 Certificates will be made on a pro rata basis.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1 and Class A-2 Certificates.

Prepayment Premiums and Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO-I Certificates (not offered hereby).

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                                                                                                                       Structure

Transaction Terms

least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Contact	Wachovia Securities, Inc. William J. Cohane (704) 374-6161 (Phone) (704) 383-7639 (Fax) Scott Fuller (704) 715-1235 (Phone) (704) 715-1214 (Fax) Bob Ricci (704) 715-1235 (Phone) (704) 715-1214 (Fax)	Nomura Securities International, Inc.

Mark Brown
(212) 667-9087 (Phone)
(646) 587-9087 (Fax)

Bruce Viergever
(212) 667-9151 (Phone)
(646) 587-9151 (Fax)

Kurt Kaline
(212) 667-2485 (Phone)
(212) 667-9680 (Fax)

Bank of America Securities LLC Bill Hale (704) 388-1597 (Phone) (704) 388-9677 (Fax) Geordie Walker (704) 388-1597 (Phone) (704) 388-9677 (Fax) Chuck Mather (704) 388-1597 (Phone) (704) 388-9677 (Fax)

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date

GENERAL CHARACTERISTICS

Number of Mortgage Loans	130
Number of Crossed Loan Pools	4
Number of Mortgaged Properties	130
Aggregate Balance of all Mortgage Loans	$937,264,149

Number of Mortgage Loans with Balloon Payments(1)	107
Aggregate Balance of Mortgage Loans with Balloon Payments (1)	$781,989,756

Number of Mortgage Loans with Anticipated Repayment Date	17
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date	$126,593,322

Number of Fully Amortizing Mortgage Loans	4
Aggregate Balance of Fully Amortizing Mortgage Loans	$9,681,071

Number of Non-Amortizing Mortgage Loans	2
Aggregate Balance of Non-Amortizing Mortgage Loans	$19,000,000

Average Balance of Mortgage Loans	$7,209,724
Minimum Balance of Mortgage Loans	$502,218
Maximum Balance of Mortgage Loans	$48,872,331

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$33,613,122

Weighted Average LTV ratio(2)	73.7%
Minimum LTV ratio(2)	30.6%
Maximum LTV ratio(2)	80.0%

Weighted Average DSCR(2)	1.51	x
Minimum DSCR(2)	1.16	x
Maximum DSCR(2)	3.82	x

Weighted Average LTV at Maturity or Anticipated Repayment Date(2)	62.3%

Weighted Average Mortgage Loan interest rate	5.997%
Minimum Mortgage Loan interest rate	5.120%
Maximum Mortgage Loan interest rate	8.810%

Weighted Average Remaining Term to Maturity Date or Anticipated Repayment Date (months)	113
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	54
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	215

(1)	Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest-only for their entire term.
(2)	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                      Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPES

			% of			Weighted
		Aggregate	Cut-Off			Average	Min/Max	Weighted
	Number of	Cut-Off	Date	Weighted		Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Average	Min/Max	Date	Date	Mortgage
Property Type	Properties	Balance	Balance	DSCR	DSCR	LTV Ratio	LTV Ratio	Rate

Retail	45	$326,341,898	34.8%	1.42x	1.16x/1.85x	74.3%	49.8%/79.9%	6.087%

Retail – Anchored	36	292,777,259	31.2	1.43x	1.22x/1.68x	74.8%	49.8%/79.9%	6.022%

Retail – Shadow Anchored(1)	4	18,671,040	2.0	1.43x	1.26x/1.85x	70.7%	57.8%/74.4%	6.723%

Retail – Unanchored	5	14,893,599	1.6	1.36x	1.16x/1.60x	69.1%	59.4%/74.3%	6.566%

Multifamily	32	285,099,546	30.4	1.48x	1.23x/2.02x	75.5%	67.2%/80.0%	5.795%

Office	19	130,747,394	13.9	1.50x	1.21x/1.87x	75.6%	56.8%/79.9%	5.836%

Hospitality	11	59,185,100	6.3	2.07x	1.66x/2.29x	57.2%	39.6%/74.5%	7.123%

Mixed Use	3	46,416,767	5.0	1.44x	1.28x/1.79x	73.7%	64.5%/74.9%	5.929%

Industrial	8	42,271,470	4.5	1.46x	1.34x/1.59x	76.5%	52.9%/79.9%	5.936%

Mobile Home Park	6	27,334,301	2.9	1.70x	1.40x/1.84x	77.9%	58.6%/80.0%	5.545%

Self Storage	6	19,867,672	2.1	1.79x	1.44x/3.82x	64.6%	30.6%/74.9%	6.048%

	130	$937,264,149	100.0%	1.51x	1.16x/3.82x	73.7%	30.6%/80.0%	5.997%

(1)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 30.1% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
States	Properties	Balance	Pool Balance	DSCR	LTV Ratio	Rate

CA	21	$227,497,739	24.3%	1.51x	71.9%	6.012%

Southern(1)	17	180,183,078	19.2	1.49x	71.8%	6.111%

Northern(1)	4	47,314,661	5.0	1.58x	72.4%	5.637%

FL	18	118,170,116	12.6	1.56x	74.5%	5.901%

GA	12	88,837,780	9.5	1.68x	72.7%	5.648%

MD	12	65,243,051	7.0	1.61x	71.7%	6.016%

WA	7	56,982,623	6.1	1.28x	76.0%	6.352%

NC	6	50,277,185	5.4	1.39x	78.0%	6.172%

IL	4	48,015,615	5.1	1.36x	74.6%	5.923%

Other	50	$282,240,040	30.1	1.52x	74.3%	6.041%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 29 states.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                      Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

less than =$2,000,000	10	$15,097,904	1.6%	1.63x	63.3%	6.395%

$2,000,001 – $3,000,000	26	66,697,467	7.1	1.56x	71.1%	6.272%

$3,000,001 – $4,000,000	23	79,440,539	8.5	1.62x	70.9%	6.215%

$4,000,001 – $5,000,000	9	40,385,868	4.3	1.46x	73.2%	6.390%

$5,000,001 – $6,000,000	10	54,452,568	5.8	1.40x	75.7%	6.021%

$6,000,001 – $7,000,000	9	58,019,593	6.2	1.66x	69.4%	6.112%

$7,000,001 – $8,000,000	7	52,979,312	5.7	1.52x	76.0%	5.766%

$8,000,001 – $9,000,000	4	34,811,949	3.7	1.62x	74.3%	5.664%

$9,000,001 – $10,000,000	5	48,596,944	5.2	1.52x	73.6%	5.831%

$10,000,001 – $15,000,000	13	149,688,081	16.0	1.50x	76.2%	5.843%

$15,000,001 – $20,000,000	7	123,876,301	13.2	1.54x	72.6%	6.248%

$20,000,001 – $25,000,000	3	70,458,524	7.5	1.51x	74.0%	5.530%

$25,000,001 – $30,000,000	1	26,500,000	2.8	1.23x	78.4%	6.380%

$30,000,001 – $35,000,000	1	31,386,768	3.3	1.28x	74.9%	5.900%

$35,000,001 – $40,000,000	1	36,000,000	3.8	1.62x	73.5%	5.420%

$45,000,001 – $50,000,000	1	48,872,331	5.2	1.33x	77.8%	6.100%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

-	The average Cut-Off Date Balance is $7,209,724.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

5.000% – 5.249%	1	$25,000,000	2.7%	1.78x	70.8%	5.120%

5.250% – 5.499%	10	106,530,973	11.4	1.70x	74.0%	5.393%

5.500% – 5.749%	18	174,242,090	18.6	1.45x	75.3%	5.648%

5.750% – 5.999%	28	200,227,301	21.4	1.50x	74.2%	5.901%

6.000% – 6.249%	39	232,705,524	24.8	1.43x	75.4%	6.073%

6.250% – 6.499%	11	75,286,707	8.0	1.32x	76.5%	6.309%

6.500% – 6.749%	6	45,788,772	4.9	1.42x	74.3%	6.581%

6.750% – 6.999%	6	30,596,025	3.3	1.61x	73.6%	6.820%

7.000% – 7.249%	2	5,205,872	0.6	1.38x	67.6%	7.119%

7.250% – 7.499%	6	34,115,340	3.6	2.24x	48.7%	7.401%

8.000% – 8.249%	1	2,325,189	0.2	1.29x	69.9%	8.200%

8.500% – 8.749%	1	973,527	0.1	1.26x	59.4%	8.500%

8.750% – 8.999%	1	4,266,831	0.5	1.26x	68.6%	8.810%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

- The weighted average Mortgage Rate is 5.997%.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                      Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Range of DSCRs	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

1.15x – 1.19x	1	$5,200,000	0.6%	1.16x	69.3%	6.000%

1.20x – 1.24x	5	72,464,493	7.7	1.23x	78.0%	5.981%

1.25x – 1.29x	9	92,229,061	9.8	1.28x	76.1%	6.289%

1.30x – 1.34x	12	116,312,221	12.4	1.33x	77.8%	6.262%

1.35x – 1.39x	15	84,109,317	9.0	1.37x	75.9%	6.006%

1.40x – 1.44x	13	67,886,464	7.2	1.42x	78.0%	5.954%

1.45x – 1.49x	13	76,538,803	8.2	1.47x	74.0%	5.894%

1.50x – 1.54x	16	92,908,001	9.9	1.52x	74.1%	5.859%

1.55x – 1.59x	7	52,240,100	5.6	1.57x	71.0%	5.710%

1.60x – 1.64x	7	71,989,746	7.7	1.62x	74.6%	5.653%

1.65x – 1.69x	9	63,136,938	6.7	1.67x	70.5%	5.799%

1.70x – 1.74x	2	6,635,284	0.7	1.73x	68.5%	5.925%

1.75x – 1.79x	4	49,128,119	5.2	1.78x	73.8%	5.370%

1.80x – 1.84x	2	15,592,162	1.7	1.83x	69.7%	5.933%

1.85x – 1.89x	5	14,092,983	1.5	1.87x	65.5%	6.449%

1.90x – 1.94x	2	7,102,284	0.8	1.90x	71.1%	6.800%

1.95x – 1.99x	1	7,804,487	0.8	1.97x	67.4%	5.415%

2.00x – 2.04x	1	6,186,045	0.7	2.02x	71.5%	5.415%

2.20x – 2.24x	2	9,262,283	1.0	2.23x	50.2%	7.400%

2.25x – 2.29x	3	24,350,840	2.6	2.27x	48.1%	7.400%

3.80x or Greater	1	2,094,520	0.2	3.82x	30.6%	5.900%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

 - The weighted average Debt Service Coverage Ratio is 1.51x.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Range of Cut-Off Date LTV Ratios	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

30.01% – 35.00%	1	$2,094,520	0.2%	3.82	x	30.6%	5.900%

35.01% – 40.00%	1	1,742,903	0.2	2.29	x	39.6%	7.400%

40.01% – 50.00%	4	30,875,565	3.3	2.22	x	48.7%	7.321%

50.01% – 55.00%	2	3,241,065	0.3	2.08	x	54.5%	7.408%

55.01% – 60.00%	6	17,354,362	1.9	1.75	x	58.6%	6.447%

60.01% – 65.00%	7	32,393,078	3.5	1.67	x	63.0%	6.013%

65.01% – 70.00%	15	76,617,515	8.2	1.56	x	68.5%	6.093%

70.01% – 75.00%	40	326,636,720	34.9	1.54	x	73.4%	5.834%

75.01% – 80.00%	54	446,308,422	47.6	1.39	x	78.4%	5.975%

	130	$937,264,149	100.0%	1.51	x	73.7%	5.997%

- The weighted average Cut-Off Date LTV Ratio is 73.7%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

						Weighted
			% of			Average	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Maturity	Average
Range of Maturity Date or ARD	Mortgage	Cut-Off Date	Pool	Average		Date	Mortgage
Loan-to-Value Ratios(1)	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

0.00% – 5.00%	4	$9,681,071	1.0%	1.24	x	0.0%	6.140%

20.01% – 30.00%	1	2,094,520	0.2	3.82	x	23.7%	5.900%

30.01% – 40.00%	4	30,874,275	3.3	2.26	x	39.2%	7.400%

40.01% – 50.00%	6	17,848,675	1.9	1.83	x	46.7%	6.657%

50.01% – 55.00%	11	57,762,683	6.2	1.52	x	52.3%	6.009%

55.01% – 60.00%	22	98,185,498	10.5	1.65	x	58.3%	5.975%

60.01% – 65.00%	38	341,643,495	36.5	1.48	x	62.8%	5.900%

65.01% – 70.00%	36	291,561,260	31.1	1.41	x	67.1%	5.945%

70.01% – 75.00%	6	68,612,671	7.3	1.34	x	73.5%	6.085%

75.01% – 80.00%	2	19,000,000	2.0	1.81	x	79.2%	5.350%

	130	$937,264,149	100.0%	1.51	x	62.3%	5.997%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

-	The weighted average Maturity Date or ARD LTV Ratio is 62.3%.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                      Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
Range of Original Terms	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 60	8	$61,305,007	6.5%	1.60	x	77.3%	5.770%

61 – 84	4	47,199,511	5.0	1.44	x	76.2%	5.650%

85 –108	1	8,759,953	0.9	1.48	x	74.9%	5.880%

109 – 120	113	810,318,607	86.5	1.51	x	73.4%	6.034%

169 – 180	2	6,944,193	0.7	1.24	x	64.4%	6.000%

205 – 216	1	2,234,661	0.2	1.22	x	73.3%	6.280%

229 – 240	1	502,218	0.1	1.34	x	52.9%	7.450%

	130	$937,264,149	100.0%	1.51	x	73.7%	5.997%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average original term to maturity or ARD is 115 months.

REMAINING TERM TO MATURITY OR ARD

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
Range of Remaining Terms	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 60	8	$61,305,007	6.5%	1.60	x	77.3%	5.770%

61 – 84	6	50,498,227	5.4	1.43	x	75.6%	5.823%

85 – 108	2	13,026,783	1.4	1.41	x	72.8%	6.840%

109 – 120	110	802,753,061	85.6	1.51	x	73.5%	6.010%

169 – 180	2	6,944,193	0.7	1.24	x	64.4%	6.000%

181 – 192	1	502,218	0.1	1.34	x	52.9%	7.450%

205 – 216	1	2,234,661	0.2	1.22	x	73.3%	6.280%

	130	$937,264,149	100.0%	1.51	x	73.7%	5.997%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average remaining term to maturity or ARD is 113 months.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
Seasoning (months)	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

0 – 12	126	$929,196,385	99.1%	1.51	x	73.8%	5.975%

25 – 36	1	4,266,831	0.5	1.26	x	68.6%	8.810%

37 – 48	2	3,298,715	0.4	1.28	x	66.8%	8.289%

49 or Greater	1	502,218	0.1	1.34	x	52.9%	7.450%

	130	$937,264,149	100.0%	1.51	x	73.7%	5.997%

 - The weighted average seasoning is 2 months.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

                                                      Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
Range of Original Amortization	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

145 – 180	2	$6,944,193	0.7%	1.24x	64.4%	6.000%

193 – 228	1	2,234,661	0.2	1.22x	73.3%	6.280%

229 – 264	3	18,545,387	2.0	1.25x	75.0%	5.931%

265 – 300	26	143,744,142	15.3	1.70x	67.9%	6.632%

301 – 348	5	54,594,805	5.8	1.41x	76.9%	6.044%

349 – 360	91	692,200,961	73.9	1.48x	74.6%	5.880%

Non-Amortizing	2	19,000,000	2.0	1.81x	79.2%	5.350%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- The weighted average original amortization term (excluding the Non-Amortizing Mortgage Loans) is 345 months.

REMAINING STATED AMORTIZATION TERM

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
Range of Remaining Stated	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

145 – 180	2	$6,944,193	0.7%	1.24x	64.4%	6.000%

181 – 192	1	502,218	0.1	1.34x	52.9%	7.450%

193 – 228	1	2,234,661	0.2	1.22x	73.3%	6.280%

229 – 264	4	21,341,885	2.3	1.25x	74.3%	6.260%

265 – 300	24	140,445,427	15.0	1.71x	67.9%	6.593%

301 – 348	6	58,861,636	6.3	1.40x	76.3%	6.244%

349 – 360	90	687,934,130	73.4	1.48x	74.6%	5.862%

Non-Amortizing	2	19,000,000	2.0	1.81x	79.2%	5.350%

	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

 - The weighted average remaining amortization term (excluding the Non-Amortizing Mortgage Loans) is 343 months.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Mortgage Pool Characteristics as of the Cut-Off Date*

PREPAYMENT PROVISIONS SUMMARY

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Prepayment Provisions	Loans	Balance	Pool Balance	DSCR	LTV Ratio	Rate

Lockout/Defeasance	124	$904,242,338	96.5%	1.51x	73.8%	6.008%

Lockout/Defeasance or Yield Maintenance	1	14,500,000	1.5	1.28x	77.5%	5.500%

Lockout/Prepayment Premium	1	11,000,000	1.2	1.59x	67.5%	5.300%

Lockout/Yield Maintenance	4	7,521,812	0.8	1.52x	72.7%	6.717%

Total	130	$937,264,149	100.0%	1.51x	73.7%	5.997%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)(4)

Prepayment
Analysis
Date	Feb-03	Feb-04	Feb-05	Feb-06	Feb-07	Feb-08	Feb-09	Feb-10	Feb-11	Feb-12	Feb-13

% Lockout	99.90%	99.84%	66.89%	27.66%	0.31%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.10	0.10	32.62	69.09	96.42	96.15	96.14	96.17	96.13	93.48	94.52
% YM	0.00	0.05	0.49	2.04	2.03	2.51	2.51	2.39	2.40	2.43	5.48
% Prepayment Premium	0.00	0.00	0.00	1.22	1.24	0.00	0.00	0.00	0.00	0.00	0.00

% Open	0.00	0.00	0.00	0.00	0.00	1.34	1.35	1.44	1.46	4.09	0.00

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$937.26	$927.12	$916.09	$903.26	$889.37	$816.35	$801.21	$739.18	$719.06	$694.27	$4.58
Percent of Initial Balance	100.00%	98.92%	97.74%	96.37%	94.89%	87.10%	85.48%	78.87%	76.72%	74.07%	0.49%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after March 2013, the outstanding loan balances represent less than 0.49% of the Cut-Off Date Pool Balance.

(4)	With respect to 1 Mortgage Loan (loan number 15), an assumption was made that the borrower elected a yield maintenance charge.

*	For purposes of determining the underwritten DSC Ratio of 5 Mortgage Loans (loan numbers 29, 65, 91, 98 and 99), representing 2.5% of the Cut-Off Date Pool Balance, the debt service payments were reduced by amounts available under a letter of credit or in a cash reserve that will be released upon the achievement of certain occupancy levels at the related Mortgaged Property. In addition, the principal balance of 2 of such Mortgage Loans (loan numbers 65 and 99) representing 0.8% of the mortgage pool, was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

Ten Largest Mortgage Loans

The following table and summaries describe the ten largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Ten Largest Mortgage Loans by Cut-Off Date Balance

		Number of
		Mortgage		% of		Loan			Weighted
		Loans/		Cut-Off		Balance		Weighted	Average	Weighted
	Mortgage	Number of		Date		Per	Weighted	Average	LTV Ratio	Average
	Loan	Mortgaged	Cut-Off Date	Pool	Property	SF/Unit	Average	Cut-Off Date	at Maturity	Mortgage
Loan Name	Seller	Properties	Balance(1)	Balance	Type	/Room/Pad	DSCR	LTV Ratio	or ARD	Rate

Chino Spectrum Towne Center	Wachovia	1/1	$48,872,331	5.2%	Retail - Anchored	$128	1.33x	77.8%	66.4%	6.100%
Henry Town Center	Wachovia	1/1	36,000,000	3.8	Retail - Anchored	$81	1.62x	73.5%	63.6%	5.420%
Residence Inn Portfolio	Wachovia	5/5	33,613,122	3.6	Hospitality - Suite	$53,243	2.26x	48.7%	39.6%	7.400%
Renaissance Place	Wachovia	1/1	31,386,768	3.3	Mixed Use - Retail/Office/Multifamily	$141	1.28x	74.9%	63.6%	5.900%
Big Trout Lodge Apartments	Wachovia	1/1	26,500,000	2.8	Multifamily - Conventional	$50,864	1.23x	78.4%	68.6%	6.380%
Marina Village West Apartments	Wachovia	1/1	25,000,000	2.7	Multifamily - Conventional	$47,348	1.78x	70.8%	61.5%	5.120%
Avalon Heights Apartments	Wachovia	1/1	23,958,524	2.6	Multifamily - Student Housing	$115,185	1.47x	73.5%	62.2%	5.850%
Creek View Apartments	Wachovia	1/1	21,500,000	2.3	Multifamily - Conventional	$161,654	1.24x	78.2%	74.0%	5.650%
Imperial Estates/ Village Park	Nomura	2/2	19,000,000	2.0	Mobile Home Park	$33,288	1.81x	79.2%	79.2%	5.350%
Westover Hills Apartments	Wachovia	1/1	19,000,000	2.0	Multifamily - Conventional	$65,972	1.33x	79.2%	74.7%	6.600%

Total/Wtd. Avg.		15/15	$284,830,746	30.4%			1.54x	72.8%	64.0%	6.014%

(1)	In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

CHINO SPECTRUM TOWNE CENTER

Property Information
Number of Mortgaged Properties	1
Location (City, State)	Chino, CA
Property Type	Retail-Anchored
Size (SF)	380,775
Occupancy as of October 25, 2002	95.1%
Year Built	2002
Appraisal Value	$62,800,000
Underwritten Occupancy	91.0%
Underwritten Revenues	$6,880,167
Underwritten Total Expenses	$1,904,637
Underwritten Net Operating Income (NOI)	$4,975,530
Underwritten Net Cash Flow (NCF)	$4,751,059

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$48,872,331
Percentage of Cut-Off Date Pool Balance	5.2%
Cut-off Date Loan Balance Per SF	$128
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.100%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	117/357
Cut-Off Date LTV	77.8%
Maturity Date LTV	66.4%
Underwritten DSCR on NOI	1.40x
Underwritten DSCR on NCF	1.33x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Chino Spectrum Towne Center Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Chino, California. The Chino Spectrum Towne Center Loan represents approximately 5.2% of the Cut-Off Date Pool Balance. The Chino Spectrum Towne Center Loan was originated on October 24, 2002, and has a principal balance as of the Cut-Off Date of $48,872,331.

The Chino Spectrum Towne Center Loan has a remaining term of 117 months and matures on November 11, 2012. The Chino Spectrum Towne Center Loan may be prepaid without penalty or premium on or after August 11, 2012, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrower is Vestar — Chino A, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chino Spectrum Towne Center Loan. The sponsor of the borrower is Vestar Company, a development and management company, which owns, develops and redevelops retail projects in the western United States.

-	The Property. The Mortgaged Property is an approximately 380,775 square foot anchored retail center situated on approximately 41.6 acres and constructed in 2002. The Mortgaged Property is located in Phase II of a 1,400,000 square foot open-air retail center known as Spectrum Towne Center. The Mortgaged Property is located in Chino, California, within the Riverside, California metropolitan statistical area. As of October 25, 2002, the occupancy rate for the Mortgaged Property securing the Chino Spectrum Towne Center Loan was approximately 95.1%. The largest tenant is Kohl’s Department Stores, Inc. (“Kohl’s”) occupying approximately 86,995 square feet, or approximately 22.8% of the net rentable area, pursuant to a ground lease from the borrower. Although Kohl’s is obligated under its ground lease to operate a store at the Mortgaged Property and has commenced paying rent, it has not yet completed its renovations. Kohl’s is expected to open its store at the Mortgaged Property in March 2003. Kohl’s operates family-oriented, specialty department stores that feature moderately priced apparel, shoes, accessories, soft home products and housewares. As of January 15, 2003, Kohl’s parent company, Kohl’s Corp., had a long-term unsecured debt rating of “A-” (S&P) and “A3” (Moody’s). The Kohl’s ground lease expires in July 2026. The second largest tenant is Nordstrom, Inc. (“Nordstrom”), which operates a Nordstrom Rack store, occupying approximately 35,000 square feet, or approximately 9.2% of the net rentable area. Nordstrom is a specialty retailer of apparel, shoes and accessories for men, women and children. The Nordstrom lease expires in May 2012. As of January 15, 2003, Nordstrom had a long-term unsecured debt rating of “A-” (S&P) and “Baa1” (Moody’s). The third largest tenant is LNT, Inc., doing business as Linens ‘n Things (“Linens ‘n Things”), occupying approximately 35,000 square feet, or approximately 9.2% of the net rentable area. Linens ‘n Things is a retailer of home textiles, housewares and home accessories. The Linens ‘n Things lease expires in January 2018.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of	Net	% of Net	Date of
	Actual	Rentable	Rentable	Lease
Tenant	Rent	Area (SF)	Area	Expiration

Kohl’s(1)	6.6%	86,995	22.8%	July 2026
Nordstrom	8.3%	35,000	9.2%	May 2012
Linens ‘n Things	8.9%	35,000	9.2%	January 2018
Marshalls	6.2%	30,000	7.9%	May 2012
Borders	6.9%	25,000	6.6%	May 2017

(1)	Anchor space subject to ground lease only.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
	No. of	WA Base		% of		% of Actual	of Actual
	Rolling	Rent/SF	Total SF	Total SF	Cumulative % of	Rent	Rent
Year	Leases	Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	18	$24.67	48,880	12.8%	12.8%	23.1%	23.1%
2008	1	$21.00	4,000	1.1%	13.9%	1.6%	24.7%
2009	0	$0.00	0	0.0%	13.9%	0.0%	24.7%
2010	1	$21.00	6,085	1.6%	15.5%	2.4%	27.2%
2011	0	$0.00	0	0.0%	15.5%	0.0%	27.2%
2012	9	$14.47	113,585	29.8%	45.3%	31.5%	58.6%
2013	2	$20.65	15,300	4.0%	49.3%	6.1%	64.7%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with the mortgagee at the closing of the Chino Spectrum Towne Center Loan the sum of $52,500 for certain landlord obligations of the borrower still outstanding with respect to tenant leases. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Chino Spectrum Towne Center Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. Vestar Property, Inc., doing business as Vestar Property Management, is the property manager for the Mortgaged Property securing the Chino Spectrum Towne Center Loan. Vestar Property, Inc. currently manages over 10 million square feet of commercial real estate and was recognized in 2002 as the 35th largest manager in America by Shopping Center World magazine. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

HENRY TOWN CENTER

Property Information
Number of Mortgaged Properties	1
Location (City, State)	McDonough, GA
Property Type	Retail-Anchored
Size (SF)	444,295
Occupancy as of January 6, 2003	100.0%
Year Built	2002
Appraisal Value	$48,950,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$5,448,461
Underwritten Total Expenses	$1,351,450
Underwritten Net Operating Income (NOI)	$4,097,011
Underwritten Net Cash Flow (NCF)	$3,934,046

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$36,000,000
Percentage of Cut-Off Date Pool Balance	3.8%
Cut-Off Date Loan Balance Per SF	$81
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.420%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/360
Cut-Off Date LTV	73.5%
Maturity Date LTV	63.6%
Underwritten DSCR on NOI	1.69x
Underwritten DSCR on NCF	1.62x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

-	The Loan. The Mortgage Loan (the “Henry Town Center Loan”) is secured by a first deed to secure debt encumbering an anchored retail center located in McDonough, Georgia. The Henry Town Center Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The Henry Town Center Loan was originated on January 8, 2003, and has a principal balance as of the Cut-Off Date of $36,000,000. The Henry Town Center Loan provides for interest-only payments for the first 18 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Henry Town Center Loan has a remaining term of 119 months and matures on January 11, 2013. The Henry Town Center Loan may be prepaid without penalty or premium on or after October 11, 2012, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrowers. The borrowers are twelve limited liability companies, each of which is a special purpose entity, which own the Mortgaged Property as tenants in common. The sponsor of the borrowers is Steven D. Bell, of Steven D. Bell & Company. The company owns and manages apartment communities, shopping centers and assisted living facilities in the southeastern United States.

-	The Property. The Mortgaged Property is an approximately 444,295 square foot anchored retail center situated on approximately 60.8 acres and constructed in 2002. The Mortgaged Property is located in McDonough, Georgia, within the Atlanta, Georgia metropolitan statistical area. As of January 6, 2003, the occupancy rate for the Mortgaged Property securing the Henry Town Center Loan was 100.0%. The Mortgaged Property is shadow anchored by an approximately 108,000 square foot Home Depot U.S.A., Inc. (“Home Depot”) and an approximately 174,700 square foot SuperTarget (Target Corporation) (“Target”). As of January 15, 2003, Home Depot’s parent, The Home Depot, Inc., had long-term unsecured debt ratings of “AA” (S&P) and “Aa3” (Moody’s). As of January 15, 2003, Target had long-term unsecured debt ratings of “A+” (S&P) and “A2” (Moody’s). The largest tenant is BJ’s Wholesale Club, Inc. (“BJ’s”) occupying approximately 115,396 square feet, or approximately 26.0% of the net rentable area. BJ’s is a membership wholesale outlet selling various items, including canned, fresh and frozen foods, along with general merchandise, including apparel, house-wares, office equipment and small appliances. The BJ’s lease expires in May 2022. The second largest tenant is Belk, Inc. (“Belk”) occupying approximately 58,267 square feet, or approximately 13.1% of the net rentable area, pursuant to a ground lease from the borrowers. Belk is among the nation’s largest privately owned department store organizations. Founded in 1888 by William Henry Belk, the company operates approximately 207 stores in 13 states in the southeast and mid-Atlantic regions. The Belk ground lease expires in July 2022. The third largest tenant is Ross Stores, Inc. (“Ross Dress for Less”), occupying approximately 30,187 square feet, or approximately 6.8% of the net rentable area. Ross Dress for Less specializes in off-price brand-name apparel, apparel-related merchandise, fragrances, gift items and linens for the home. The Ross Dress for Less lease expires in January 2013. As of January 15, 2003, Ross Dress for Less had a long-term unsecured debt rating of “BBB” (S&P) with a stable outlook.

The following table presents certain information relating to the major tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

BJ’s	22.5%	115,396	26.0%	May 2022
Belk(1)	4.4%	58,267	13.1%	July 2022
Ross Dress for Less	7.0%	30,187	6.8%	January 2013
Marshalls	4.9%	30,000	6.8%	May 2012
Staples	5.0%	24,229	5.5%	August 2012
Michael’s	5.2%	23,753	5.3%	February 2012

(1)	Anchor space subject to ground lease only.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
						% of Actual	of Actual
	No. of Rolling	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Leases	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	2	$18.33	3,541	0.8%	0.8%	1.4%	1.4%
2006	1	$17.50	1,200	0.3%	1.1%	0.5%	1.9%
2007	20	$15.99	58,706	13.4%	14.4%	20.6%	22.5%
2008	6	$13.66	17,486	4.0%	18.4%	5.2%	27.7%
2009	0	$0.00	0	0.0%	18.4%	0.0%	27.7%
2010	0	$0.00	0	0.0%	18.4%	0.0%	27.7%
2011	0	$0.00	0	0.0%	18.4%	0.0%	27.7%
2012	8	$11.32	100,062	22.8%	41.2%	24.8%	52.5%
2013	4	$10.98	65,675	15.0%	56.2%	15.8%	68.3%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Steven D. Bell & Company (“Bell”) is the property manager for the Mortgaged Property securing the Henry Town Center Loan. Bell’s commercial division specializes in the management of enclosed malls, strip shopping centers and office buildings. Bell currently oversees the management of approximately 2.3 million square feet of commercial space. The property manager is an affiliate of the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

RESIDENCE INN PORTFOLIO

Property Information — Pool
Number of Mortgaged Properties	5
Location	Various
Property Type	Hospitality
Size (Rooms)	776
Occupancy Trailing 12 Mo. - September 6, 2002	80.9%
Year Built	Various
Appraisal Value	$69,300,000
Underwritten Occupancy	76.8%
Underwritten REVPAR	$77.23
Underwritten Revenues	$20,316,679
Underwritten Total Expenses	$12,495,774
Underwritten Net Operating Income (NOI)	$7,820,905
Underwritten Net Cash Flow (NCF)	$6,703,488

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$33,613,122
Percentage of Cut-Off Date Pool Balance	3.6%
Cut-off Date Loan Balance Per Room	$53,243
Number of Mortgage Loans	5
Type of Security	Fee
Mortgage Rate	7.400%
Original Term/ Amortization	120/300
Remaining Term/ Amortization	116/296
Cut-Off Date LTV	48.7%
Maturity Date LTV	39.6%
Underwritten DSCR on NOI	2.64x
Underwritten DSCR on NCF	2.26x
Shadow Rating/Credit Assessment (S&P/Fitch)*	A/A-

*	S&P and Fitch have confirmed that the Residence Inn Portfolio loans collectively have, in the context of their inclusion in the trust, credit characteristics consistent with that of an obligation rated “A/A-” by S&P and Fitch, respectively.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loans. The 5 Mortgage Loans (the “Residence Inn Portfolio Loans”) are made to a single borrower and are collectively secured by first deeds of trust, mortgages or deeds to secure debt encumbering 5 hotels located in Atlanta, Georgia, Columbus, Ohio, Dayton, Ohio, LaJolla, California, and St. Louis, Missouri. The Residence Inn Portfolio Loans collectively represent approximately 3.6% of the Cut-Off Date Pool Balance. The Residence Inn Portfolio Loans were originated on September 20, 2002, and have an aggregate principal balance as of the Cut-Off Date of $33,613,122. Each Residence Inn Portfolio Loan is cross-collateralized and cross-defaulted with the other Residence Inn Portfolio Loans.

Each Residence Inn Portfolio Loan has a remaining term of 116 months and matures on October 11, 2012. Each Residence Inn Portfolio Loan may be prepaid without penalty or premium on or after August 11, 2012, and each Residence Inn Portfolio Loan permits defeasance with United States government obligations beginning three years after the Closing Date.

-	The Borrower. The borrower under each Residence Inn Portfolio loan is AHT-SPE II Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Residence Inn Portfolio Loans. The sponsor of the borrower is Apple Hospitality Two, Inc. (“Apple Hospitality”), a real estate investment trust. Apple Hospitality, founded in 2001, performs activities related to the acquisition and ownership of upscale extended stay and upscale limited service hotels. As of June 30, 2002, Apple Hospitality had approximately $250 million invested in 25 hotels with a total of 3,280 suites, located in Alabama, California, Connecticut, Georgia, Massachusetts, Ohio, Texas and various other states.

-	The Properties. The Mortgaged Properties consist of 5 Marriott Residence Inns containing 776 rooms, which were constructed between 1984 and 1989. The following table presents certain information relating to the Mortgaged Properties for the trailing 12 months ending September 6, 2002:

			Cut-Off Date			Revenue Per
	Cut-Off Date		Loan		Average	Available
	Loan	Number	Balance	Occupancy	Daily Rate	Room
Property	Balance	of Rooms	per Room	%	(ADR)	(REVPAR)

Atlanta, GA — Dunwoody	$2,738,847	144	$19,020	64.4%	$79.69	$51.28
Columbus, OH	1,742,903	96	18,155	63.9%	$76.76	$49.03
Dayton, OH — South	3,037,630	96	31,642	76.4%	$78.86	$60.28
St. Louis, MO — Galleria	6,523,436	152	42,917	82.4%	$96.13	$79.23
La Jolla, CA	19,570,307	288	67,952	85.0%	$111.90	$95.14

Total / Weighted Average	$33,613,122	776	$53,243	80.9%	$101.41	$82.94

-	Escrows. The loan documents do not provide for the ongoing collection and maintenance (except as described below) of escrows. Pursuant to the terms of the management agreement, certain escrows exist and are presently being collected and maintained under the control of the property manager. In addition, the loan documents required the borrower to deposit with the mortgagee a sum of $1,200,000 as additional collateral. This amount is required to be held by the mortgagee until the borrower verifies the completion of certain capital expenditures on the Mortgaged Properties of $10,000,000. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Residence Inn by Marriott, Inc., a wholly owned subsidiary of Marriott International, Inc. (“Marriott”), is the property manager for the Mortgaged Properties securing the Residence Inn Portfolio Loans. Marriott operates or franchises nearly 2,400 lodging properties located in 50 states and 63 countries and territories and also manages 156 senior living communities across the United States.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

-	Underwritten Financials vs. Trailing 12 Month Financials ending September 6, 2002:

	Underwritten	Trailing 12 — 9/6/02

Occupancy %	76.8%	80.9%
ADR	$99.90	$101.41
REVPAR	$77.23	$82.94
Revenues	$20,316,679	$21,847,934
Total Expenses	$12,495,774	$12,625,375
Net Operating Income (NOI)	$7,820,905	$9,222,559
Net Cash Flow (NCF)	$6,703,488	$8,020,923
DSCR on NOI	2.64x	3.21x
DSCR on NCF	2.26x	2.79x

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

RENAISSANCE PLACE

Property Information
Number of Mortgaged Properties	1
Location (City,State)	Highland Park, IL
Property Type	Mixed use
Size (SF)	222,191
Occupancy as of October 1, 2002	94.6%
Year Built	2000
Appraisal Value	$41,900,000
Underwritten Occupancy	93.3%
Underwritten Revenues	$4,975,816
Underwritten Total Expenses	$1,931,442
Underwritten Net Operating Income (NOI)	$3,044,374
Underwritten Net Cash Flow (NCF)	$2,872,678

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$31,386,768
Percentage of Cut-Off Date Pool Balance	3.3%
Cut-Off Date Loan Balance Per SF	$141
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.900%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	116/356
Cut-Off Date LTV	74.9%
Maturity Date LTV	63.6%
Underwritten DSCR on NOI	1.36x
Underwritten DSCR on NCF	1.28x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

-	The Loan. The Mortgage Loan (the “Renaissance Place Loan”) is secured by a first mortgage encumbering a mixed use property located in Highland Park, Illinois. The Renaissance Place Loan represents approximately 3.3% of the Cut-Off Date Pool Balance. The Renaissance Place Loan was originated on October 2, 2002 and has a principal balance as of the Cut-Off Date of $31,386,768.

The Renaissance Place Loan has a remaining term of 116 months and matures on October 11, 2012. The Renaissance Place Loan may be prepaid without penalty or premium on or after July 13, 2012, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrower is Renaissance Place, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Renaissance Place Loan. The sponsors of the borrower are Robert and Norman Perlmutter, both of whom develop and manage commercial real estate.

-	The Property. The Mortgaged Property is an approximately 222,191 square foot mixed use center, comprised of office, retail and multifamily space, situated on approximately 4.5 acres and constructed in 2000. The Mortgaged Property is located in Highland Park, Illinois, within the Chicago, Illinois metropolitan statistical area. As of October 1, 2002, the occupancy rate for the Mortgaged Property securing the Renaissance Place Loan was approximately 94.6%. The largest tenant is Saks and Company (“Saks Fifth Avenue”), occupying approximately 48,000 square feet, or approximately 21.6% of the net rentable area pursuant to a ground lease from the borrower. The Saks Fifth Avenue ground lease expires in April 2025. The second largest tenant is Silver Cinemas Acquisition Company, doing business as Landmark Theatres (“Landmark Theatres”), occupying approximately 16,500 square feet, or approximately 7.4% of the net rentable area. Landmark Theatres is owned by Oaktree Capital Management, LLC. Landmark Theatres, the nation’s largest art-house cinema chain, features first-run independent and foreign films and non-traditional studio fare in 53 theaters, representing 167 screens in 11 states. The Landmark Theatres lease expires in August 2015. The third largest tenant is Dick Blick Holdings, Inc. (“Dick Blick”), occupying approximately 15,169 square feet, or approximately 6.8% of the net rentable area. Dick Blick started as a small family business in 1911 and has grown into one of the largest sellers of art supplies in the industry. Dick Blick offers over 30,000 items for sale through its catalog or Internet site, as well as 34 retail locations in 13 states. In addition to its art supply business, Dick Blick also produces the Alsto home and garden catalog. The Dick Blick lease expires in December 2007.

The following table presents certain information relating to the major retail and office tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Saks Fifth Avenue(1)	% Rent only	48,000	21.6%	April 2025
Landmark Theatres	5.7%	16,500	7.4%	August 2015
Dick Blick	7.3%	15,169	6.8%	December 2007
Restoration Hardware	7.0%	10,500	4.7%	May 2015
International Airport Centers	5.1%	9,366	4.2%	September 2005

(1)	Anchor space subject to ground lease only.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

The following table presents certain information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base		% of Total	Cumulative	% of Actual	% of Actual
	No. of Leases	Rent/SF	Total SF	SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	1	$19.50	3,388	1.5%	1.5%	1.8%	1.8%
2005	6	$24.98	21,901	9.9%	11.4%	15.2%	17.0%
2006	0	$0.00	0	0.0%	11.4%	0.0%	17.0%
2007	5	$17.97	16,103	7.2%	18.6%	8.0%	25.0%
2008	0	$0.00	0	0.0%	18.6%	0.0%	25.0%
2009	0	$0.00	0	0.0%	18.6%	0.0%	25.0%
2010	8	$27.12	25,396	11.4%	30.1%	19.1%	44.1%
2011	4	$26.80	15,423	6.9%	37.0%	11.5%	55.5%
2012	4	$25.29	17,290	7.8%	44.8%	12.1%	67.7%
2013	2	$22.00	4,811	2.2%	46.9%	2.9%	70.6%

(1)	Calculated based on approximate square footage occupied by each tenant.

In addition there are 32 multifamily units located on the Mortgaged Property. These units account for approximately 36,684 square feet, or approximately 16.5% of the net rentable area and 16.7% of the actual rent.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $4,167 per month, not to exceed $300,000 in the aggregate, for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Management. Davis Street Land Company is the property manager for the Mortgaged Property securing the Renaissance Place Loan. Davis Street Land Company currently manages over 3 million square feet of upscale retail and mixed use projects located in Illinois, New Mexico, Missouri and Tennessee. Davis Street Land Company is affiliated with the sponsors.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

BIG TROUT LODGE APARTMENTS

Property Information
Number of Mortgaged Properties	1
Location (City, State)	Liberty Lake, WA
Property Type	Multifamily- Conventional
Size (Units)	521
Occupancy as of January 6, 2003	82.0%
Year Built	1999-2001
Appraisal Value	$33,800,000
Underwritten Occupancy	82.0%
Underwritten Revenues	$4,123,564
Underwritten Total Expenses	$1,501,910
Underwritten Net Operating Income (NOI)	$2,621,654
Underwritten Net Cash Flow (NCF)	$2,491,404

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$26,500,000
Percentage of Cut-Off Date Pool Balance	2.8%
Cut-Off Date Loan Balance Per Unit	$50,864
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.380%
Original Term/ Amortization	120/336
Remaining Term/ Amortization	120/336
Cut-Off Date LTV	78.4%
Maturity Date LTV	68.6%
Underwritten DSCR on NOI	1.29x
Underwritten DSCR on NCF	1.23x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Big Trout Lodge Apartments Loan”) is secured by a first deed of trust encumbering a 521-unit multifamily complex located in Liberty Lake, Washington. The Big Trout Lodge Apartments Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Big Trout Lodge Apartments Loan was originated on January 13, 2003, and has a principal balance as of the Cut-Off Date of $26,500,000. The Big Trout Lodge Apartments Loan provides for interest-only payments for the first 24 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Big Trout Lodge Apartments Loan has a remaining term of 120 months and matures on February 11, 2013. The Big Trout Lodge Apartments Loan may be prepaid without penalty or premium on or after December 11, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Big Trout Lodge I, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Big Trout Lodge Apartments Loan. The sponsor of the borrower is James Frank. Mr. Frank, through his Greenstone Companies, has been involved in the development of single- family homes since 1983 and multifamily development and management since 1999. The Greenstone Companies currently manage 7 homeowners’ associations inclusive of approximately 1,595 units and approximately 700 apartment units.

-	The Property. The Mortgaged Property is a 521-unit garden-style apartment complex consisting of 33 buildings situated on approximately 33.9 acres and constructed in 1999-2001. The Mortgaged Property is located in Liberty Lake, Washington, within the Spokane, Washington metropolitan statistical area. As of January 6, 2003, the occupancy rate for the Mortgaged Property securing the Big Trout Lodge Apartments Loan was approximately 82.0%. Amenities located at the Mortgaged Property include an in-ground swimming pool, a playground with children’s play equipment, an on-site exercise room and an on-site clubhouse/leasing office.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

		Approximate
		Unit Size		% of Net	Asking Rental
Unit Mix	No. of Units	(SF)	Total SF	Rentable Area	Range

1-BR/1-BA	90	761	68,490	13.8%	$550-$645
1-BR/1-BA	64	793	50,752	10.2	$550-$645
2-BR/1-BA	188	922	173,336	35.0	$625-$900
2-BR/1-BA	24	924	22,176	4.5	$625-$900
2-BR/1-BA	5	1,351	6,755	1.4	$625-$900
2-BR/2-BA	60	1,063	63,780	12.9	$625-$900
3-BR/2-BA	90	1,223	110,070	22.2	$900-$975

Total/Weighted Average	521	951	495,359	100.0%	$769($0.81/SF )

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Big Trout Lodge Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. Alvin J. Wolff Management Company is the property manager for the Mortgaged Property securing the Big Trout Lodge Apartments Loan. Alvin J. Wolff Management Company is a third party management company and is part of the Wolff Companies. The Wolff Companies, founded in 1946, are focused on the development and ownership of Class “A” multifamily properties, with ownership interests in and management of over 3,500 apartment units.

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

MARINA VILLAGE WEST APARTMENTS

Property Information
Number of Mortgaged Properties	1
Location (City,State)	Stockton, CA
Property Type	Multifamily- Conventional
Size (Units)	528
Occupancy as of October 31, 2002	96.4%
Year Built/Year Renovated	1974-1975/ 1994-1995
Appraisal Value	$35,300,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$4,553,323
Underwritten Total Expenses	$1,512,925
Underwritten Net Operating Income (NOI)	$3,040,398
Underwritten Net Cash Flow (NCF)	$2,908,398

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$25,000,000
Percentage of Cut-Off Date Pool Balance	2.7%
Cut-Off Date Loan Balance Per Unit	$47,348
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.120%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/360
Cut-Off Date LTV	70.8%
Maturity Date LTV	61.5%
Underwritten DSCR on NOI	1.86x
Underwritten DSCR on NCF	1.78x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Marina Village West Apartments Loan”) is secured by a first deed of trust encumbering a 528-unit multifamily complex located in Stockton, California. The Marina Village West Apartments Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Marina Village West Apartments Loan was originated on December 31, 2002, and has a principal balance as of the Cut-Off Date of $25,000,000. The Marina Village West Apartments Loan provides for interest-only payments for the first 24 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Marina Village West Apartments Loan has a remaining term of 119 months and matures on January 11, 2013. The Marina Village West Apartments Loan may be prepaid without penalty or premium on or after July 11, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Marina Village West L.P., a limited partnership, a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marina Village West Apartments Loan. The sponsors are Mark Garibaldi and John Errecart, who are real estate investors with experience in property management.

-	The Property. The Mortgaged Property is a 528-unit garden-style apartment complex consisting of 39 two-story buildings situated on approximately 21.6 acres and constructed in 1974-1975 with renovation in 1994-1995. The Mortgaged Property is located in Stockton, California, within the San Joaquin, California metropolitan statistical area. As of October 31, 2002, the occupancy rate for the Mortgaged Property securing the Marina Village West Apartments Loan was approximately 96.4%. Amenities located at the Mortgaged Property include 3 swimming pools, 3 tennis courts, 2 basketball courts, an exercise room, 6 meeting rooms and an on-site leasing office.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

		Approximate		% of Net	Asking Rental
Unit Mix	No. of Units	Unit Size (SF)	Total SF	Rentable Area	Range

1-BR/1-BA	296	560	165,760	47.4%	$660-$680
2-BR/1-BA	154	760	117,040	33.5	$810-$895
2-BR/1-BA	78	860	67,080	19.2	$810-$895

Total/ Weighted Average	528	663	349,880	100.0%	$744($1.12/SF)

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. MVP Management Corporation is the property manager for the Mortgaged Property and has been in place since 1994. MVP Management Corporation manages three apartment complexes totaling 1,372 units. The property manager is affiliated with the borrower.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

AVALON HEIGHTS APARTMENTS

Property Information
Number of Mortgaged Properties	1
Location (City, State)	Tampa, FL
Property Type	Multifamily- Student Housing
Size (Units)	208
Occupancy as of November 6, 2002	88.7%
Year Built	2001
Appraisal Value	$32,600,000
Underwritten Occupancy	88.5%
Underwritten Revenues	$4,333,193
Underwritten Total Expenses	$1,752,188
Underwritten Net Operating Income (NOI)	$2,581,005
Underwritten Net Cash Flow (NCF)	$2,498,221

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-off Date Balance	$23,958,524
Percentage of Cut-Off Date Pool Balance	2.6%
Cut-Off Date Loan Balance Per Unit	$115,185
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.850%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	118/358
Cut-Off Date LTV	73.5%
Maturity Date LTV	62.2%
Underwritten DSCR on NOI	1.52x
Underwritten DSCR on NCF	1.47x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Avalon Heights Apartments Loan”) is secured by a first mortgage encumbering a 208-unit multifamily complex located in Tampa, Florida. The Avalon Heights Apartments Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Avalon Heights Apartments Loan was originated on November 26, 2002, and has a principal balance as of the Cut-Off Date of $23,958,524.

The Avalon Heights Apartments Loan has a remaining term of 118 months and matures on December 11, 2012. The Avalon Heights Apartments Loan may be prepaid without premium or penalty on or after October 11, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Avalon Heights Apartments, LLC, a special purpose entity. The sponsors are Isaac Reiter and Henry Rakowski, who develop, own and manage real estate in Tampa, Florida.

-	The Property. The Mortgaged Property is a 208-unit apartment complex consisting of four five-story buildings situated on approximately 10.7 acres and constructed in 2001. The Mortgaged Property is located in Tampa, Florida within the Tampa-St. Petersburg-Clearwater, Florida metropolitan statistical area. The Mortgaged Property is located across the street from the University of South Florida campus. As of November 6, 2002, the occupancy rate for the Mortgaged Property securing the Avalon Heights Apartments Loan was approximately 88.7%. The Mortgaged Property includes unit amenities consistent with top-tier student housing: one bedroom per student, private patios/balconies and fully furnished units including all appliances. Common area amenities include pool and sundeck, Jacuzzi, clubhouse with movie theatre, recreation room, fitness center, steam room, sauna, computer workrooms and security monitoring.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

	No. of Units/	Approximate		% of Net	Asking Rental
Unit Mix	No. of BRs	Unit Size(SF)	Total SF	Rentable Area	Rate (per BR)

3-BR/3-BA	80/240	1,437	114,960	33.9%	$550
4-BR/4-BA	128/512	1,755	224,640	66.1	$525

Total/ Weighted Average	208/752	1,633	339,600	100.0%	$533($1.18/SF)

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Avalon Heights Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Property Management. The property is self-managed by the sponsors, who have over 12 years of property management experience.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

CREEK VIEW APARTMENTS

Property Information
Number of Mortgaged Properties	1
Location (City, State)	San Diego, CA
Property Type	Multifamily- Conventional
Size (Units)	133
Occupancy as of January 1, 2003	88.7%
Year Built	2002
Appraisal Value	$27,500,000
Underwritten Occupancy	93.0%
Underwritten Revenues	$2,619,480
Underwritten Total Expenses	$748,113
Underwritten Net Operating Income (NOI)	$1,871,367
Underwritten Net Cash Flow (NCF)	$1,848,060

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$21,500,000
Percentage of Cut-Off Date Pool Balance	2.3%
Cut-off Date Loan Balance Per Unit	$161,654
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.650%
Original Term/Amortization	84/360
Remaining Term/Amortization	83/360
Cut-Off Date LTV	78.2%
Maturity Date LTV	74.0%
Underwritten DSCR on NOI	1.26x
Underwritten DSCR on NCF	1.24x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Creek View Apartments Loan”) is secured by a first deed of trust encumbering a 133-unit multifamily complex located in San Diego, California. The Creek View Apartments Loan represents approximately 2.3% of the Cut-Off Date Pool Balance. The Creek View Apartments Loan was originated on January 8, 2003, and has a principal balance as of the Cut-Off Date of $21,500,000. The Creek View Apartments Loan provides for interest-only payments for the first 36 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Creek View Apartments Loan has a remaining term of 83 months and matures on January 11, 2010. The Creek View Apartments Loan may be prepaid without penalty or premium on or after November 11, 2009 and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrowers. The borrowers are Creek View Apartments, LLC, Kennedy Creek View, LLC, Anthony Creek View, LLC and Westport Creek View, LLC, each of which is a special purpose entity, which own the Mortgaged Property as tenants in common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Creek View Apartments Loan. The sponsors are Fritz H. Wolff, Jesse Wolff, II and Peter W. Wolff, principals in the Wolff Companies. The Wolff Companies, founded in 1946, are focused on the development and ownership of Class “A” multifamily properties, with ownership interests in and management of over 3,500 apartment units.

-	The Property. The Mortgaged Property is a 133-unit garden-style apartment complex consisting of 22 buildings situated on approximately 8.5 acres and constructed in 2002. The Mortgaged Property is located in San Diego, California, within the San Diego, California metropolitan statistical area. As of January 1, 2003, the occupancy rate was approximately 88.7%. Amenities include full size washers/dryers, refrigerators, microwaves, ceiling fans, central air conditioning, crown molding, nine-foot ceilings and ceramic tile entryways.

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate		% of Net
	No. of	Unit Size	Total	Rentable	Asking Rental
Unit Mix	Units	(SF)	(SF)	Area	Range

2-BR/2-BA	44	998	43,912	28.2%	$1,550-$1,575
2-BR/2-BA	19	1,151	21,869	14.0	$1,775-$1,800
2-BR/2-BA	19	1,214	23,066	14.8	$1,775-$1,800
2-BR/2-BA	1	1,246	1,246	0.8	Manager Unit
3-BR/2-BA	25	1,279	31,975	20.5	$2,000-$2,025
3-BR/2-BA	25	1,353	33,825	21.7	$2,000-$2,025

Total/Weighted Average	133	1,172	155,893	100.0%	$1,774($1.51/SF )

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance, and provide for certain replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Creek View Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. FF Properties, L.P. (“Fairfield Properties”) is the property manager for the Mortgaged Property securing the Creek View Apartments Loan. Fairfield Properties is a third party management company that currently manages approximately 40,000 apartment units nationwide.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

IMPERIAL ESTATES/VILLAGE PARK

Property Information
Number of Mortgaged Properties	2
Location (City, State)	Fort Lauderdale, FL
Property Type	Mobile Home Park
Size (Pads)	571
Occupancy as of November 1, 2002	99.8%
Year Built	1967/1971
Appraisal Value	$24,000,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,839,757
Underwritten Total Expenses	$967,015
Underwritten Net Operating Income (NOI)	$1,872,742
Underwritten Net Cash Flow (NCF)	$1,844,342

Mortgage Loan Information
Mortgage Loan Seller	Nomura
Cut-Off Date Balance	$19,000,000
Percentage of Cut-Off Date Pool Balance	2.0%
Cut-Off Date Loan Balance Per Pad	$33,288
Number of Mortgage Loans	2
Type of Security	Fee
Mortgage Rate	5.350%
Original Term/ Amortization	60/N/A
Remaining Term/ Amortization	59/N/A
Cut-Off Date LTV	79.2%
Maturity Date LTV	79.2%
Underwritten DSCR on NOI	1.84x
Underwritten DSCR on NCF	1.81x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loans. The 2 Mortgage Loans (the “Imperial Estates/ Village Park Loans”) are made to a single borrower and are collectively secured by first mortgages encumbering two manufactured housing communities located in Fort Lauderdale, Florida. The Imperial Estates/ Village Park Loans collectively represent approximately 2.0% of the Cut-Off Date Pool Balance. Each of the Imperial Estates/ Village Park Loans was originated on January 10, 2003 and the 2 Imperial Estates/Village Park Loans collectively have an aggregate principal balance as of the Cut-Off Date of $19,000,000. Each Imperial Estates/ Village Park Loan is cross-collateralized and cross-defaulted with the other Imperial Estates/ Village Park Loan. Each Imperial Estates/ Village Park Loan provides for interest-only payments for the duration of its 60 month term.

Each Imperial Estates/ Village Park Loan has a remaining term of 59 months and matures on January 11, 2008. Each Imperial Estates/ Village Park Loan may be prepaid without penalty or premium on or after November 11, 2007, and each Imperial Estates/Village Park Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower under each Imperial Estates/Village Park Loan is Imperial Village of Broward, Ltd., a special purpose entity. The sponsors of the borrower are Gerard Berger and Sherman Simon, who have developed, owned, and operated over 7,500 manufactured housing sites and currently own 3,632 pads in 9 communities throughout Florida.

-	The Property. The Mortgaged Properties consist of two manufactured housing communities containing 571 pads situated on approximately 66.5 acres and constructed in 1967 and 1971. The Mortgaged Properties are located in Fort Lauderdale, Florida within the Ft. Lauderdale, Florida metropolitan statistical area. As of November 1, 2002, the aggregate occupancy rate for the Mortgaged Properties securing the Imperial Estates/ Village Park Loan was approximately 99.8%. Amenities at the Mortgaged Properties include clubhouses, swimming pools, shuffleboard courts, laundry facilities and open green spaces.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Property Management. SB Real Estate is the property manager for the Mortgaged Properties securing the Imperial Estates/ Village Park Loans. The property manager is affiliated with the sponsors.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

WESTOVER HILLS APARTMENTS

Property Information
Number of Mortgaged Properties	1
Location (City, State)	Cary, NC
Property Type	Multifamily- Conventional
Size (Units)	288
Occupancy as of October 9, 2002	94.8%
Year Built	1996
Appraisal Value	$24,000,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$2,950,068
Underwritten Total Expenses	$936,719
Underwritten Net Operating Income (NOI)	$2,013,349
Underwritten Net Cash Flow (NCF)	$1,941,349

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$19,000,000
Percentage of Cut-Off Date Pool Balance	2.0%
Cut-Off Date Loan Balance Per Unit	$65,972
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.600%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	114/360
Cut-Off Date LTV	79.2%
Maturity Date LTV	74.7%
Underwritten DSCR on NOI	1.38x
Underwritten DSCR on NCF	1.33x

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Top 10

-	The Loan. The Mortgage Loan (the “Westover Hills Apartments Loan”) is secured by a first deed of trust encumbering a 288-unit multifamily complex located in Cary, North Carolina. The Westover Hills Apartments Loan represents approximately 2.0% of the Cut-Off Date Pool Balance. The Westover Hills Apartments Loan was originated on July 23, 2002, and has a principal balance as of the Cut-Off Date of $19,000,000. The Westover Hills Apartments Loan provides for interest-only payments for the first 60 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Westover Hills Apartments Loan has a remaining term of 114 months and matures on August 1, 2012. The Westover Hills Apartments Loan may be prepaid without penalty or premium on or after February 1, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Rayman Associates Saginaw, Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westover Hills Apartments Loan. The sponsor is Steven Rayman, who owns, manages and develops commercial real estate.

-	The Property. The Mortgaged Property is a 288-unit garden-style apartment complex consisting of 15 buildings situated on approximately 32.7 acres and constructed in 1996. The Mortgaged Property is located in Cary, North Carolina, within the Raleigh, North Carolina metropolitan statistical area. As of October 9, 2002, the occupancy rate for the Mortgaged Property securing the Westover Hills Apartments Loan was approximately 94.8%. The Mortgaged Property includes such amenities as a swimming pool, a heated spa, a lighted tennis court, a clubhouse with fireplace, a library and a fitness center. The unit amenities include refrigerator, microwave oven, patios/balconies with outside storage and a washer dryer hookup. The borrower has instituted a program of providing washers and dryers to units upon unit renewal or turnover.

The following table presents certain information relating to the unit configuration of the Mortgaged Property:

		Approximate		% of Net	Asking Rental
Unit Mix	No. of Units	Unit Size (SF)	Total SF	Rentable Area	Range

1-BR/1-BA	51	692	35,292	12.7%	$510-$900
1-BR/1-BA	37	781	28,890	10.4	$510-$900
1-BR/1-BA	20	785	15,700	5.6	$510-$900
1-BR/1-BA	24	912	21,888	7.9	$510-$900
2-BR/2-BA	54	991	53,514	19.3	$649-$1,010
2-BR/2-BA	20	1,065	21,300	7.7	$649-$1,010
2-BR/2-BA	52	1,163	60,476	21.8	$649-$1,010
3-BR/2-BA	30	1,362	40,860	14.7	$849-$1,205

Total/ Weighted Average	288	965	277,920	100%	$798($0.83/SF)

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with the mortgagee at the closing of the Westover Hills Apartments Loan the sum of $550,000 for the construction of a new fitness center and the installation of new washers and dryers in all units, and the loan documents require the borrower to deposit with the mortgagee the sum of $72,000 per year for replacements. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Property Management. Executive Affiliates, Inc. (“Executive”) is the property manager for the Mortgaged Property securing the Westover Hills Apartments Loan. Executive is a subsidiary of the Big Rock Group and is the property manager of approximately 7,000 apartment units owned by the Big Rock Group. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross- collateralized and cross-defaulted Mortgage Loans.

-	Significant Sponsor Concentrations.

			Aggregate	% of	Weighted		Weighted
	# of		Cut-Off	Cut-Off	Average	Weighted	Average
	Loans/	Loan	Date	Date Pool	Cut-Off	Average	Mortgage
Sponsor	Properties	Numbers	Balance	Balance	Date LTV	DSCR	Rate

Vestar Company	1/1	1	$48,872,331	5.2%	77.8%	1.33x	6.10%
Marvin Lang	4/4	14, 30, 37, 53	$39,669,745	4.2%	79.0%	1.37x	5.71%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Four (4) groups of Mortgage Loans, representing approximately 9.0% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the AB Mortgage Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. In the case of 1 Mortgage Loan, representing approximately 3.8% of the Cut-Off Date Pool Balance, the related loan documents provide that a subsequent purchaser of the related Mortgaged Property assuming the Mortgage Loan, under certain circumstances, may incur additional secured indebtedness. Three (3) Mortgage Loans, representing approximately 2.4% of the Cut-Off Date Pool Balance, have existing unsecured debt incurred other than in the ordinary course of business. One (1) Mortgage Loan, representing approximately 1.2% of the Cut-Off Date Pool Balance, provides that the borrower under certain circumstances may incur, without lender consent, additional unsecured indebtedness other than in the ordinary course of business. With respect to 8 Mortgage Loans representing approximately 15.1% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, seven (7) Mortgage Loans, representing approximately 2.1% of the Cut-Off Date Pool Balance, do not prohibit the related borrower

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C3

from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

-	AB Mortgage Loans. Two (2) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the “AB Mortgage Loans”) (identified as loan numbers 12 and 85 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $20,713,643, representing 2.2% of the Cut-Off Date Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of an intercreditor agreement, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan (except with respect to certain defaulted lease claims), but will have certain consent rights relating to foreclosure or modification of the related mortgage loans and related companion loans.

-	Environmental Considerations. With respect to six (6) Mortgage Loans, representing approximately 3.7% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy, with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” by S&P, or with respect to 1 Mortgage Loan, representing approximately 0.3% of the Cut-Off Date Balance, such policy was issued by Steadfast Insurance Company, which has a financial strength rating of “A+” by S&P. The premiums were paid in full at closing. There are no deductibles on the secured creditor impaired property environmental insurance policy, and each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., Nomura Securities International, Inc. or Banc of America Securities LLC (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA
Banc of America Securities LLC